UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 11, 2011

Hubbell Incorporated
__________________________________________
(Exact name of registrant as specified in its charter)

Connecticut	1-2958	06-0397030
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

40 Waterview Drive, Shelton, Connecticut		06484
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	475 882 4000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 11, 2011, the Board of Directors of Hubbell Incorporated (the "Company") approved a Policy for Providing Severance Payments to Senior Employees (the "Policy"). The Policy is designed to provide certain payments and benefits to senior employees of the Company, including the Company’s Named Executive Officers, in the event of certain terminations of employment and replaces an existing severance policy previously adopted by the Company and which covered some of the employees eligible for benefits under the Policy. The new Policy clarifies the group of employees that are now eligible for severance benefits, eliminates certain severance benefits which were available upon terminations following a corporate transaction, increases the minimum number of weeks of salary and benefits continuation and specifies the number of months of outplacement services for eligible employees.

The Policy provides that if a covered senior employee’s employment is terminated involuntarily, the affected employee is eligible to receive salary continuation equal to a number of weeks of base salary for each full year of service, ranging from three and a half to four weeks for each fully completed year of service with the Company, and subject to a minimum of 12 to 26 weeks and maximum of 52 to 78 weeks of base salary. In addition, upon such termination of employment, the affected employee is entitled to continued group life, medical and dental benefits for the salary continuation period and outplacement services at the Company’s expense for a period of up to twelve months.

The foregoing description is qualified in its entirety by reference to the Policy for Providing Severance Payments to Senior Employees, which is attached hereto as Exhibit 10.1, and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Hubbell Incorporated Policy for Providing Severance Payments to Senior Employees, effective February 11, 2011

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hubbell Incorporated

February 16, 2011	By:	/s/ Richard W. Davies

Name: Richard W. Davies
Title: Vice President, General Counsel and Secretary

Top of the Form

Exhibit Index

Exhibit No.	Description

10.1	Hubbell Incorporated Policy for Providing Severance Payments to Senior Employees effective February 11, 2011